MFS VIT New Discovery(5) (6) Series	      0.90%	0.20%	0.19%	1.29%

Lord Abbett VC Growth & Income Portfolio	0.50%	0.00%	0.52%	1.02%

Lord Abbett VC Mid-Cap Value(7) Portfolio	0.00%	0.00%	0.00%	0.00%

Lord Abbett VC International(7) Portfolio	0.00%	0.00%	0.00%	0.00%

Alger American Small Capitalization Portfolio	0.85%	0.00%	0.05%
	0.90%

Alger American MidCap Growth Portfolio	0.80%	0.00%	0.04%	0.84%

Alger American Growth Portfolio	      0.75%	0.00%	0.04%	0.79%

Alger American Leveraged AllCap Portfolio	0.85%	0.00%	0.05%	0.90%

Van Eck Worldwide Hard Assets Fund	      1.00%	0.00%	0.16%	1.16%

LEVCO Equity Value(9) Fund	            0.85%	0.00%	0.52%	1.37%\

INVESCO VIF-Financial Services Fund	      0.75%	0.00%	0.34%	1.09%

INVESCO VIF-Health Sciences Fund	      0.75%	0.00%	0.32%	1.07%

(1)	The portfolio expense data was provided by the funds or
their managers. Midland has not independently verified the accuracy of the Fund data.

(2)	The annual expenses shown are based on actual expenses
for 2001 except as noted for the Lord Abbett VC Mid-Cap Portfolio and the Lord Abbett VC International Portfolio.
The expenses shown for Fidelity's VIP, VIP II and VIP III Portfolios are those applicable to the Service Class 2, except for the VIP Money Market Portfolio which is the Initial Class.

(3)	Actual annual class operating expenses were lower because
a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodial expenses. Including these reductions, total operating expenses would have been as follows:


VIP Equity-Income Portfolio	 0.82%
VIP Growth Portfolio	 0.90%
VIP Overseas Portfolio	 1.13%
VIP MidCap Portfolio	 0.94%
VIP II Contrafund? Portfolio	 0.90%
VIP II Asset Manager: Growth Portfolio	 0.95%
VIP III Growth & Income Portfolio	 0.84%
VIP III Balanced Portfolio	 0.83%
VIP III Growth Opportunities Portfolio	 0.93%

(4)	Fidelity Management and Research agreed to reimburse a
portion of the VIP II Index 500 Portfolio and VIP
Investment Grade Bond Portfolio expenses effective January 12, 2000. Without this reimbursement, the VIP II Index 500 would have had total expenses of 0.76% and the VIP Investment Grade Bond would have had total expenses of 1.75%. This arrangement may be discontinued by the Fund's manager at any time.

(5)	Each  MFS Series has an expense offset arrangement that
reduces the series' custodian fee based upon the amount of
cash maintained by the series with its custodian and dividend-disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also
have the effect of reducing the series' expenses.   "Other
Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses" would be lower, and for service class shares would be estimated to be :

MFS VIT Emerging Growth Series	  1.04%
MFS VIT Research Series	              1.04%
MFS VIT Investors Trust Series	  1.06%
MFS VIT New Discovery Series	        1.25%

The Series' custodian fee was reduced by 0.01%. This arrangement may be discontinued by the fund's manager at any time. The
MFS VIT New Discovery Series figure of 1.25% shown here also takes into account a 0.03% fee waiver/expense reimbursement described in footnote 6.

(6)	For the MFS New Discovery Series, MFS has contractually
agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed
0.15% annually. This contractual fee arrangement will continue until at least May 1, 2002, unless changed with the consent of the fund manager's board of trustees which oversees the series.

(7)	For the year 2000, Lord Abbett & Co. voluntarily waived its
management fees from the VC Mid-Cap Value and VC
International portfolios and reimbursed a portion of each portfolio's expenses. Without these waivers and reimbursements, the total expenses would have been 1.56% for the VC Mid-Cap Value and 2.37% for the VC International Portfolios. For the year 2001,Lord Abbett & Co. has agreed formally to continue to reimburse a portion of each of those Portfolio's expenses to the extent necessary to maintain its "Other Expenses" at 0.35% of its average net assets. This agreement may be discontinued by Lord Abbett & Co. at any time.

(8)	The annual class operating expenses provided are based on
historical expenses, adjusted to reflect the current management fee structure.]

(9)	The investment adviser voluntarily has undertaken to limit
expenses of the Fund (exclusive of taxes, interest, Rule 18b-
1 fees, brokerage commissions and extraordinary expenses) to 1.10% of its average net assets. Such arrangements typically take the form of either a reimbursement of expenses or a fee waiver by the investment adviser. For 2000, the investment adviser waived $78,221 of its $246,029 management fee under this arrangement. The investment adviser has reserved the right to discontinue this arrangement at any time.

Expense Examples

The following tables show what Your costs would be under this contract under certain assumptions.

These examples are based on the actual charges and expenses for the contract, the elective riders, and the portfolios (for the year 2000) as stated in the Fee Table above. These examples assume that the applicable portfolio fee waivers and expense reimbursements will continue for the length of time shown in the examples. We cannot guarantee that they will continue.

EXAMPLE 1 (Contract surrendered, No riders)
Example 1 below shows the dollar amount of expenses that You would pay if You:
	invested $1,000 in a investment division;